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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) January 28, 2004

                              ACE SECURITIES CORP.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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

             Delaware                                   333-81236                                   56-2088493
-----------------------------------              -----------------------                  ------------------------------
   (STATE OR OTHER JURISDICTION                        (COMMISSION                               (I.R.S. EMPLOYER
         OF INCORPORATION)                            FILE NUMBER)                             IDENTIFICATION NO.)


6525 Morrison Blvd.,
Suite 318,
Charlotte, North Carolina                                                                             92618
-----------------------------------                                                       ------------------------------
       (ADDRESS OF PRINCIPAL                                                                        (ZIP CODE)
        EXECUTIVE OFFICES)
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Registrants telephone number, including area code, is (704) 365-0569.
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Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:

                  1. Pooling and Servicing Agreement, dated as of January 1, 2004 among ACE Securities Corp., as depositor, The Provident Bank, as servicer, Wells Fargo Bank Minnesota, National Association, as master servicer and as securities administrator, and HSBC Bank USA, as trustee.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 29, 2004

                                          ACE SECURITIES CORP.


                                          By:     /s/
                                              ------------------------------
                                          Name:   Douglas K. Johnson
                                          Title:  President


                                          By:     /s/
                                              ------------------------------
                                          Name:   Evelyn Echevarria
                                          Title:  Vice President





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                                      EXHIBIT INDEX



                              Item 601 (a) of               Sequentially
Exhibit                       Regulation S-K                Numbered
Number                        Exhibit No.                   Description                         Page
------                        -----------                   -----------                         ----
1                             4                             Pooling and Servicing               5
                                                            Agreement


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                                    EXHIBIT 1